8
                          UNITED STATES
                     SECURITIES AND EXCHANGE
                   COMMISSION Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
                 PURSUANT TO SECTION 13 or 15(d)


                        February 3, 1997
                         Date of Report
                        Players International, Inc.
 (Exact name of registrant as specified in its charter)


        Nevada              0-14897              95-4175832
(State or other   (Commission File Number)    (IRS Employee ID Number)
 jurisdiction
of incorporation)


1300 Atlantic Avenue, #800 Atlantic City, NJ     08401
 (Address of principal executive offices)      (Zip Code)


          (609) 449-7777 (Registrant's
    telephone number, including area code)
    (Former name or former address, if changed since last report)

                        (Not applicable)
Item 5.  Other Events

              On  January  29, 1997, the Registrant
announced, via press release, (i) its earnings for the quarter ended December 31, 1996, (ii) that it entered into a letter of intent for the potential sale of its Mesquite Nevada casino resort, and (iii) that its Board of Directors had adopted
a Stockholders  Rights Plan,  subject  to  gaming   authority
approval. The full text of this press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.                       Financial
Statements and
Exhibits

( c ) Exhibits

                          EXHIBIT INDEX

Exhibit No.         Description
     99.1      Press release dated January 29, 1997

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                    Players International, Inc. (Registrant)
                    By:  /s/  Peter J. Aranow Peter J. Aranow
                    Executive Vice President - Finance

Date:  February 3, 1997